Revised 8/15/05

                   AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                   SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.


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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund    Delaware Statutory
                                Trust

Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin Utilities Fund

Franklin Floating Rate Master   Delaware Statutory   Franklin Floating Rate Master Series
Trust                           Trust

Franklin Global Trust           Delaware Statutory   Fiduciary Core Fixed Income Fund
                                Trust                Fiduciary Core Plus Fixed Income Fund
                                                     Fiduciary European Smaller Companies Fund
                                                     Fiduciary High Income Fund
                                                     Fiduciary Large Capitalization Growth
                                                     and Income Fund
                                                     Fiduciary Small Capitalization Growth
                                                     and Income Fund
                                                     Franklin International Smaller Companies
                                                     Growth Fund

Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   AGE High Income Fund
                                Trust
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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Investors Securities   Massachusetts        Franklin Convertible Securities Fund
Trust                           Business Trust       Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Global Government Income Fund
                                                     Franklin Low Duration Total Return Fund
                                                     Franklin Real Return fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends Fund
                                Trust
Franklin Real Estate            Delaware Business    Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Aggressive Growth Fund
                                Trust                Franklin Biotechnology Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Global
                                                     Communications Fund
                                                     Franklin Global Health Care
                                                     Fund
                                                     Franklin Natural Resources
                                                     Fund
                                                     Franklin Small-Mid Cap Growth Fund I
                                                     Franklin Small Cap Growth
                                                     Fund II
                                                     Franklin Strategic Income Fund
                                                     Franklin Technology Fund
                                                     Franklin U.S. Long-Short Fund

Franklin Templeton Fund                              Franklin Templeton Conservative Target
Allocator Series                                     Fund
                                                     Franklin Templeton Corefolio Allocation
                                                     Fund
                                                     Franklin Templeton Founding Funds
                                                     Allocation Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Perspectives
                                                     Allocation Fund
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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Templeton Variable     Massachusetts        Franklin Flex Cap Growth Securities Fund
Insurance Products Trust        Business Trust       Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Growth and Income
                                                     Securities Fund
                                                     Franklin High Income Fund
                                                     Franklin Income Securities Fund
                                                     Franklin Large Cap Growth
                                                     Securities Fund
                                                     Franklin Large Cap Value Securities
                                                     Fund
                                                     Franklin Money Market Fund
                                                     Franklin Real Estate Fund
                                                     Franklin Rising Dividends Securities Fund
                                                     Franklin Small Cap Fund
                                                     Franklin Small Cap Value
                                                     Securities Fund
                                                     Franklin Strategic Income Securities
                                                     Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund - 2010
                                                     Mutual Discovery Securities Fund
                                                     Mutual Shares Securities Fund
                                                     Templeton Global Income
                                                     Securities Fund
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Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                Business Trust       Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value Fund

Institutional Fiduciary Trust   Massachusetts        Franklin Structured Large Cap Core
                           Business Trust Equity Fund
                                                     Franklin Structured Large Cap Growth
                                                     Equity Fund
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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust
Franklin Templeton High Yield
Trust                           Delaware Statutory
(not yet offered)               Trust

Franklin Templeton Limited
Duration                        Delaware Statutory
Income Trust                    Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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